UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2024

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.04 Mine Safety – Reporting of Shutdowns and Patterns of Violations

On July 5, 2024, our Greens Creek mine received a verbal imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977, indicating that a miner was observed standing on the top of a haul truck without using fall protection.  The order was vacated when the miner descended from the truck.  The Greens Creek mine is located on Admiralty Island near Juneau, Alaska and is operated by our subsidiary, Hecla Greens Creek Mining Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: October 3, 2024

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